Exhibit 10.1

Jack C. Zoeller Employment Agreement

First Amendment

WHEREAS, Cordia Bancorp, Inc. (“Cordia”) and Jack C. Zoeller have previously entered into an employment agreement dated as of December 1, 2010 (the “Agreement”);

WHEREAS, Section 20 of the Agreement provides that the parties may amend the Agreement by means of a written amendment executed by the parties;

WHEREAS, the parties have agreed to extend the term of the Agreement and to make certain technical changes to the Agreement;

NOW, THEREFORE, for, and in consideration of, the premises and mutual promises and undertakings of the parties as hereinafter set forth, the parties hereby amend the Agreement as follows:

First Change

Section 2 is amended to read as follows:

“The term of this Agreement shall continue until December 31, 2016, unless sooner terminated under the terms of this Agreement (the “Extended Term”). Upon the expiration of the Extended Term, the Agreement shall be renewed for successive additional terms of one (1) year each unless either party gives the other notice of nonrenewal at least sixty (60) days prior to the expiration of the Extended Term or any additional term, as the case may be.”

Second Change

Section 4(a) is amended by replacing the reference to “Paragraph 21” in the second sentence thereof with a reference to “Paragraph 23”.

Third Change

The Agreement is amended to make the following conforming changes to section references:

Section 9 is amended by replacing the reference to “Section 7” with a reference to “Section 9”.

Section 10 is amended by replacing the references to “this Section 8” with references to “this Section 10”.

Section 12 is amended by replacing the reference to “this Section 10” with a reference to “this Section 12”.

Sections 13 and 16 are amended by replacing the references to “Sections 7 through 10” or “Sections 7, 8, 9, and 10” therein with references to “Sections 9-12” or “Section 9, 10, 11, and 12”, as appropriate.

* * *

In all other respects, the parties ratify and affirm the terms of the Agreement.

IN WITNESS WHEREOF, Cordia, by its duly authorized representative, and Mr. Zoeller, have executed this First Amendment to the Agreement, effective as of February 26, 2014.

CORDIA BANCORP, INC.

/s/Raymond H. Smith, Jr.
For the Board of Directors

/s/ Jack C. Zoeller
Jack C. Zoeller

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